UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☑	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

YOUNGEVITY INTERNATIONAL, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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2400 Boswell Road
Chula Vista, California 91914
(619) 934-3980

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 24, 2019

To the Stockholders of Youngevity International, Inc.:

We hereby notify you that the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting” or “Annual Meeting”) of Youngevity International, Inc., a Delaware corporation, will be held on Monday, June 24, 2019 beginning at 9:00 a.m., Pacific Daylight Time, at our corporate office located at 2400 Boswell Road, Chula Vista, California 91914, for the following purposes:

(1)
to elect the seven (7) nominees for director named herein to our Board of Directors to hold office until our next annual meeting of stockholders and until their successors are duly elected and qualified;

(2)
to ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for our fiscal year ending on December 31, 2019;

(3)
to approve the possible issuance of certain warrants and up to an aggregate of 3,000,000 shares of our common stock, $0.001 par value per share (the “common stock”), to be issued upon exercise of such warrants pursuant to the terms of the Asset and Equity Purchase Agreement by and among Youngevity International, Inc., its wholly owned subsidiary, Khrysos Industries, Inc., Khrysos Global, Inc., a Florida corporation, Leigh Dundore, and Dwayne Dundore;

(4)
to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement;

(5)
to recommend, on an advisory basis, a three year frequency for holding an advisory vote on executive compensation; and

(6)
to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. Our Board of Directors has fixed the close of business on May 3, 2019 as the record date for determining those stockholders who are entitled to notice of and to vote at the 2019 Annual Meeting or any adjournment or postponement of our 2019 Annual Meeting. The list of the stockholders of record as of the close of business on May 3, 2019 will be made available for inspection at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 24, 2019

THE PROXY MATERIALS OF ANNUAL MEETING OF STOCKHOLDERS, INCLUDING THE PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2018 ARE AVAILABLE ELECTRONICALLY AT WWW.YGYI.COM.

On or about May , 2019, we will begin mailing the attached Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2018. Such annual report includes our audited financial statements.

YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please vote as promptly as possible by using the internet or kindly sign, date, and return the enclosed proxy card in the envelope provided so that your vote will be counted if you later decide not to attend the 2019 Annual Meeting. No postage is required if the proxy card is mailed in the United States.

By Order of the Board of Directors,

/s/ Stephan Wallach
Stephan Wallach
Chairman of the Board and CEO
Chula Vista, CA
May , 2019

2400 Boswell Road
Chula Vista, California 91914
(619) 934-3980

PROXY STATEMENT

For the Annual Meeting of Stockholders to be held on June 24, 2019

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.001 par value per share, of Youngevity International, Inc., a Delaware corporation (referred to as “YGYI,” the “Company,” “we,” or “us”), in connection with the solicitation by the Board of Directors of YGYI of proxies to be voted at our 2019 Annual Meeting to be held on June 24, 2019, beginning at 9:00 a.m., (Pacific Daylight Time) at the Company’s offices located at 2400 Boswell Road, Chula Vista, California 91914, and at any adjournment or postponement of our 2019 Annual Meeting.

The purpose of the 2019 Annual Meeting and the matters to be acted on are stated in the accompanying notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2019 Annual Meeting.

Our Board of Directors is soliciting votes (1) FOR each of the seven (7) nominees named herein for election to our Board of Directors; (2) FOR the ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the year ending December 31, 2019; (3) FOR the approval, for purposes of Nasdaq Listing Rule 5635(d), of the possible issuance of certain warrants (the “Contingent Warrants”) and up to an aggregate of 3,000,000 (the “Contingent Warrant Shares”) shares of common stock to be issued upon exercise of the Contingent Warrants pursuant to the terms of the Asset and Equity Purchase Agreement (“AEPA”) dated February 12, 2019 (the “Equity Issuances”); (4) FOR the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement; and (5) FOR the recommendation, on an advisory basis, of a three year frequency for holding an advisory vote on executive compensation.

ANNUAL MEETING ADMISSION

All stockholders as of the record date are welcome to attend the 2019 Annual Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our common stock on the record date. This can be your proxy card if you are a stockholder of record. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the 2019 Annual Meeting, you will be required to present proof of your ownership of our common stock on the record date, such as a bank or brokerage account statement or voting instruction card, to be admitted to the 2019 Annual Meeting.

No cameras, recording equipment or electronic devices will be permitted in the 2019 Annual Meeting.

Information on how to obtain directions to attend the 2019 Annual Meeting is available at: www.ygyi.com.

HOW TO VOTE

Stockholders of Record

If your shares are registered directly in your name with YGYI’s transfer agent, Pacific Stock Transfer Company, you are considered the “stockholder of record” of those shares and the proxy statement is being sent directly to you by YGYI. If you are a stockholder of record, you can vote your shares in one of two ways: either by proxy or in person at the 2019 Annual Meeting. If you choose to vote by proxy, you may do so by using the internet (please visit www.proxyvote.com and follow the instructions) by telephone, or by completing and returning by mail the proxy card you have received. Whichever method you use, each valid proxy received in time will be voted at the 2019 Annual Meeting in accordance with your instructions.

Beneficial Owners of Shares Held in Street Name

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name, and the proxy statement is being forwarded to you by your broker, bank or nominee, who is considered the stockholder of record of those shares. As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2019 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the 2019 Annual Meeting, you may vote using the Internet, by telephone or by mail. Please visit www.proxyvote.com, or call 1-800-454-8683 and follow the instructions, or if you request printed proxy materials, you will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

Vote by Mail

If you choose to vote by mail, simply mark, date and sign your proxy card and return it in the postage-paid envelope provided.

Vote by Internet or Telephone

If you choose to vote by internet, go to www.proxyvote.com to complete an electronic proxy card. Have your proxy card or voting instruction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. If you vote by telephone call 1-800-454-8683 and follow the instructions. Your internet or telephonic vote must be received by 11:59 p.m. Eastern Daylight Time on June 23, 2019 to be counted.

Voting at the Annual Meeting

Voting by mail or internet will not limit your right to vote at the 2019 Annual Meeting if you decide to attend in person.

ADDITIONAL INFORMATION ABOUT VOTING

Q:	What information is contained in the proxy statement?

A:
The information included in this proxy statement relates to the proposals to be voted on at the 2019 Annual Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:	How do I get electronic access to the proxy materials?

A:	This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2018 are available at www.ygyi.com.

Q:	What items of business will be voted on at the 2019 Annual Meeting?

A:
The five (5) items of business scheduled to be voted on at the 2019 Annual Meeting are: (1) the election of our directors; (2) the ratification of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for our fiscal year ending on December 31, 2019; (3) for purposes of Nasdaq Listing Rule 5635(d), the approval of the Equity Issuances; (4) the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement; and (5) the approval, on an advisory basis, of a three year frequency for holding an advisory vote on executive compensation. We will also consider any other business that properly comes before the 2019 Annual Meeting.

Q:	How does the Board of Directors recommend that I vote?

A:
The Board of Directors recommends that you vote your shares (1) FOR each of the nominees named herein for election to our Board of Directors; (2) FOR the ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for our fiscal year ending on December 31, 2019; (3) FOR the approval of the Equity Issuances for purposes of Nasdaq Listing Rule 5635(d); (4) FOR the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement; and (5) FOR the recommendation, on an advisory basis, of a three year frequency for holding an advisory vote on executive compensation.

Q:	What shares can I vote?

A:
You may vote or cause to be voted all shares owned by you as of the close of business on May 3, 2019, the record date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Record Holder. If your shares are registered directly in your name on the books of YGYI maintained with YGYI’s transfer agent, Pacific Stock Transfer Company, you are considered the “record holder” of those shares, and the proxy statement is sent directly to you by YGYI. As the stockholder of record, you have the right to grant your voting proxy directly or to vote in person at the 2019 Annual Meeting.

Beneficial Owner of Shares Held in Street Name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name (also called a “street name” holder), and the proxy statement is forwarded to you by your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2019 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the 2019 Annual Meeting, you may vote using the internet, by telephone or by mail. Please visit www.proxyvote.com, or call 1-800-454-8683 and follow the instructions, or if you request printed proxy materials, you will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

If you hold your shares through a broker and you do not give instructions to the record holder on how to vote, the record holder will be entitled to vote your shares in its discretion on certain matters considered routine, such as the ratification of the appointment of independent auditors. The uncontested election of directors, the approval of the Equity Issuances for purposes of Nasdaq Listing Rule 5635(d), the approval of the compensation of our named executive officers and the approval of the frequency for holding an advisory vote on executive compensation are not considered routine matters. Therefore, brokers do not have the discretion to vote on those proposals. If you hold your shares in street name and you do not instruct your broker how to vote in these matters not considered routine, no votes will be cast on your behalf. These “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares entitled to vote on a particular proposal.

Q:	Can I change my vote or revoke my proxy?

A:
You may change your vote or revoke your proxy at any time before the final vote at the 2019 Annual Meeting. To change your vote or revoke your proxy if you are the recordholder, you may (1) notify our Corporate Secretary in writing at Youngevity International, Inc., 2400 Boswell Road, Chula Vista, California 91914; (2) submit a later-dated proxy (either by mail or internet), subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable; (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date; or (4) by appearing at the 2019 Annual Meeting in person and voting your shares. Attendance at the meeting will not, by itself, revoke a proxy unless you specifically so request.

For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the 2019 Annual Meeting and voting in person. For shares you hold beneficially, you may also change your vote by sending a written notice of revocation to our Corporate Secretary in writing at Youngevity International, Inc., 2400 Boswell Road, Chula Vista, California 91914.

Q:	Who can help answer my questions?

A:
If you have any questions about the 2019 Annual Meeting or how to vote or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact the Corporate Secretary, Youngevity International, Inc., at 2400 Boswell Road, Chula Vista, California 91914 or by phone at (619) 934-3980.

Q:	How are votes counted?

A:	In the election of directors, you may vote FOR all of the seven (7) nominees named herein or you may direct your vote to be WITHHELD with respect to any one or more of the seven (7) nominees.

With respect to Proposals 2, 3 and 4, you may vote FOR, AGAINST, or ABSTAIN. On these proposals, if you ABSTAIN, it has the same effect as a vote AGAINST. For Proposal 5, you may vote 1 YEAR, 2 YEARS or 3 YEARS or ABSTAIN. Only votes for 1 YEAR, 2 YEARS or 3 YEARS will affect the outcome. For Proposal 5, abstentions and broker non-votes will have no effect.

If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors, namely (1) FOR each of the seven (7) nominees for election to our Board of Directors; (2) FOR the ratification of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the year ending December 31, 2019; (3) FOR the approval of the Equity Issuances for purposes of Nasdaq Listing Rule 5635(d); (4) FOR the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement; and (5) FOR the recommendation, on an advisory basis, of a three year frequency for holding an advisory vote on executive compensation. If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q:	What is a quorum and why is it necessary?

A:
Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of a majority of our shares of common stock outstanding and entitled to vote on May 3, 2019 is necessary to constitute a quorum. Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the 2019 Annual Meeting. Broker non-votes (which result when your shares are held in “street name”, you do not tell the nominee how to vote your shares and the nominee does not have discretion to vote such shares or declines to exercise discretion) are treated as present for purposes of determining whether a quorum is present at the meeting. If there is no quorum, the chairperson of the meeting or the stockholders entitled to vote at the meeting present at the meeting in person or represented by proxy may adjourn the meeting to another date.

Q:	What is the voting requirement to approve each of the proposals?
A:
To be approved, Proposal 1 (the election of directors), the seven (7) persons named herein receiving the highest number of FOR votes (from the holders of votes of shares present in person or represented by proxy at the 2019 Annual Meeting and entitled to vote on the election of directors) will be elected.  Only votes FOR or WITHHELD will affect the outcome. Abstentions and broker non-votes will have no effect on the outcome of the vote as long as each nominee receives at least one FOR vote. You do not have the right to cumulate your votes.

To be approved, Proposal 2, which relates to the ratification of the appointment of Mayer Hoffman McCann P.C., as our independent registered public accounting firm for the year ending December 31, 2019, must receive FOR votes from the holders of a majority of the votes cast at the 2019 Annual Meeting. Abstentions will have the same effect of a vote against this proposal. Although none are expected to exist in connection with Proposal 2, since this is a routine matter for which brokers have discretion to vote if beneficial owners do not provide voting instructions, broker non-votes, if any, will have no effect. This vote is advisory, and therefore is not binding on us, the Audit Committee or our Board of Directors. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

To be approved, Proposal 3, which relates to the approval of the Equity Issuances pursuant to the terms of an acquisition of assets that closed February 15, 2019 for purposes of Nasdaq Listing Rule 5635(d), must receive FOR votes from the holders of a majority of the votes cast at the 2019 Annual Meeting excluding the 1,794,972 shares of common stock issued upon the closing of the transactions contemplated in the AEPA. Abstentions will have the same effect of a vote against this proposal. Broker non-votes will have no effect. While our stockholders are not required to approve the Equity Issuances under Delaware law, because our common stock is listed on the Nasdaq Capital Market, pursuant to Nasdaq Listing Rule 5635(d), our stockholders are required to approve the Equity Issuances. Proposal 3 seeks stockholder approval for the issuances of the Contingent Warrants to be issued pursuant to the terms of the AEPA and the issuance of the Contingent Warrant Shares pursuant to the terms of the Contingent Warrants, if the revenue and net income targets are met. If Proposal 3 is approved at the 2019 annual meeting, the Contingent Warrants will be issued as soon as practicable after this meeting; however, no Contingent Warrant Shares will be issued until such time, if ever, that the revenue and net income targets are met in accordance with the terms of the AEPA and Contingent Warrants.

To be approved, Proposal 4, which relates to the approval, on an advisory basis, of the compensation of our named executive officers, must receive FOR votes from the holders of a majority of votes cast at the 2019 Annual Meeting. Abstentions will have the same effect of a vote against this proposal. Broker non-votes will have no effect. This vote is advisory, and therefore is not binding on us, the Compensation Committee or our Board of Directors. Our Board of Directors and Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

To be approved, Proposal 5, which relates to the recommendation, on an advisory basis, of the frequency for holding an advisory vote on the compensation of our named executive officers, the frequency receiving the highest number of votes cast at the 2019 Annual Meeting will be the frequency recommended by our stockholders. Only votes for 1 YEAR, 2 YEARS or 3 YEARS will affect the outcome. Abstentions and broker non-votes will have no effect. However, because this vote is advisory and not binding on us, the Board of Directors or the Compensation Committee, the Board of Directors and Compensation Committee may decide that it is in the best interests of our stockholders and us to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters. The only routine matter to be submitted to our stockholders at the 2019 Annual Meeting is Proposal 2. None of our other proposals are routine matters. Accordingly, if you do not direct your broker how to vote for a director in Proposal 1 or how to vote for Proposal 3, Proposal 4, or Proposal 5, your broker may not exercise discretion and may not vote your shares on that proposal. For purposes of Proposal 1, Proposal 3, Proposal 4, and Proposal 5, broker non-votes are not considered to be “votes cast” at the meeting and the shares represented by broker non-votes are not “entitled to vote” at the meeting. As such, a broker non-vote will not be counted as a vote FOR or WITHHELD with respect to a director in Proposal 1, a vote FOR or AGAINST with respect to Proposal 3, or Proposal 4, or a vote for a frequency of 1 YEAR, 2 YEARS or 3 YEARS with respect to Proposal 5; and, therefore, will have no effect on the outcome of the vote on any such proposal. Abstentions will be counted in determining the total number of “votes cast” and the total number of shares present in person or represented by proxy and entitled to vote on each of the proposals but will have the same effect of a vote against proposals 2, 3 and 4 and will have no effect on the outcome of proposals 1 and 5.We encourage you to vote FOR all five (5) proposals.

Q:	What should I do if I receive more than one proxy statement?

A:
You may receive more than one proxy statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy statement. Please follow the voting instructions on all of the proxy statements to ensure that all of your shares are voted.

Q:	Where can I find the voting results of the 2019 Annual Meeting?

A:
We intend to announce preliminary voting results at the 2019 Annual Meeting and publish final results in a Current Report on Form 8-K, which we expect will be filed within four (4) business days of the 2019 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2019 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:	What happens if additional matters are presented at the 2019 Annual Meeting?

A:
Other than the five (5) items of business described in this proxy statement, we are not aware of any other business to be acted upon at the 2019 Annual Meeting. If you grant a proxy, the persons named as proxy holders, Mr. Stephan Wallach, our Chief Executive Officer, and Mr. David Briskie, our President and Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the Board of Directors.

Q:	How many shares are outstanding and how many votes is each share entitled?

A:
Each share of our common stock that is issued and outstanding as of the close of business on May 3, 2019, the record date, is entitled to be voted on all items being voted on at the 2019 Annual Meeting, with each share being entitled to one vote on each matter. As of the record date, May 3, 2019, [___________] shares of common stock were issued and outstanding.

Q:	Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

Q:	Is my vote confidential?

A:
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within YGYI or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the 2019 Annual Meeting?

A:
The Board of Directors is making this solicitation on behalf of YGYI, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. We will not retain the services of an outside firm to aid in the solicitation of proxies for this year. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in so doing. We may request by telephone, facsimile, mail, electronic mail or other means of communication the return of the proxy cards.

Q:	When are stockholder proposals and director nominations due for next year’s Annual Meeting?

A:
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by [___________], to the attention of the Corporate Secretary of Youngevity International, Inc. at 2400 Boswell Road, Chula Vista, California 91914. If you wish to submit a proposal (including a director nomination) at the meeting that is to be included in next year’s proxy materials, you must do so in accordance with YGYI’s amended and restated bylaws (the “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

______________

PROPOSAL 1

ELECTION OF DIRECTORS

Directors, Executive Officers and Other Key Employees

The Board of Directors has nominated for annual election as director each of the individuals identified below, all of whom are incumbent directors.

THE NOMINEES

Name	Age	Director Since	Position
Stephan Wallach	52	2011*	Chairman and Chief Executive Officer
David Briskie	58	2011	President, Chief Financial Officer and Director
Michelle Wallach	48	2011*	Chief Operating Officer and Director
Richard Renton	63	2012	Director
William Thompson	58	2013	Director
Paul Sallwasser	65	2017	Director
Kevin Allodi	62	2017	Director

* Since 1996, Stephan Wallach and Michelle Wallach served as directors of AL Global Corporation, the private company that merged with and into Javalution Coffee Company, our predecessor in 2011.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES FOR THE ELECTION
OF EACH OF THESE NOMINEES

Currently, our Board of Directors consists of seven (7) members, all of whom are being nominated to serve as director: Stephan Wallach, David Briskie, Michelle Wallach, Richard Renton, William Thompson, Kevin Allodi and Paul Sallwasser. All of the current member nominees have been recommened for election as directors of YGYI by the independent members of our Board of Directors meeting separately. The Board of Directors believes that it is in YGYI’s best interests to elect the above-described seven (7) nominees, each to serve as a director until the next annual meeting of Stockholders and until his successor shall have been duly elected and qualified. All of the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the 2019 Annual Meeting, if any of the nominees named above is not available to serve as director (an event that the Board of Directors does not currently have any reason to anticipate), all proxies may be voted for any one or more other persons that the independent directors of the Board of Directors designate in their place. It is the intention of the persons named as proxies to vote all shares of common stock for which they have been granted a proxy for the election of each of the nominees, each to serve as a director until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified.

The independent members of our Board believe that each of the nominees is highly qualified to serve as a member of the Board and each has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the independent members of our Board seek candidates with certain qualities that it believes are important, including experience, skills, expertise, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest, those criteria and qualifications described in each director’s biography below and such other relevant factors that the independant members of our Board consider appropriate in the context of the needs of the Board of Directors.

DIRECTOR INDEPENDENCE

Our common stock is listed on the Nasdaq Capital Market (“Nasdaq”). Under the Nasdaq listing standards, independent directors must comprise a majority of a listed company’s Board of Directors and all members of our Audit Committee and our Compensation Committee must be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and Compensation Committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under the Nasdaq listing standards, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered to be independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, or (2) be an affiliated person of the listed company or any of its subsidiaries.

Until February 2019, we qualified as a “controlled company” and were eligible for certain exemptions to the Nasdaq Capital Market listing requirements. Since ceasing to be a controlled company we have one year in which to comply with the requirement that a majority of our directors be “independent” under the NASDAQ Capital Market independence standards. A majority of our directors are not currently "independent" under the Nasdaq Capital Market independence standards.

Our Board undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board has determined that William Thompson, Kevin Allodi and Paul Sallwasser, representing three of our seven directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of Nasdaq.

We currently have: (1) an Audit Committee comprised of William Thompson (Chairman), Kevin Allodi and Paul Sallwasser, each of whom are deemed to be independent in accordance with the Nasdaq definition of independence, satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act as well as qualify as “audit committee financial experts” as that term is used in Item 407 of Regulation S-K; and (2) a Compensation Committee comprised of Paul Sallwasser (Chairman) and Kevin Allodi, each of whom is deemed to be independent in accordance with the Nasdaq definition of independence and satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act;.

The Board annually determines the independence of directors based on a review by the directors. No director is considered independent unless the Board of Directors has determined that he or she has no material relationship with us.

INFORMATION ABOUT THE NOMINEES

Set forth below are summaries of the background, business experience and descriptions of the principal occupation for at least the past five years of each of our current nominees for election as directors as well as the skills, qualities, attributes, and experience of the nominees that led the Board of Directors to determine that it is appropriate to nominate these directors for election to our Board.

Stephan Wallach, Chief Executive Officer and Chairman of the Board

Mr. Stephan Wallach was appointed to the position of Chief Executive Officer on July 11, 2011 pursuant to the terms of the merger agreement between Youngevity® and Javalution. He previously served as President and Chief Executive Officer of AL Global Corporation. He has served as a director of our company since inception and was appointed Chairman of the Board on January 9, 2012. In 1996, Mr. Wallach and the Wallach family together launched our Youngevity® division and served as its co-founder and Chief Executive Officer from inception until the merger with Javalution.

Mr. Wallach brings to our Board of Directors executive leadership experience as well as extensive knowledge about our business operations, our products and the industries in which we operate.

David Briskie, President, Chief Financial Officer and Director

Mr. David Briskie was appointed to the position of President on October 30, 2015 and Chief Financial Officer on May 15, 2012. Prior to that, Mr. Briskie served as President of Commercial Development, a position he was appointed to on July 11, 2011 pursuant to the terms of the merger agreement between Youngevity® and Javalution. From February 2007 until the merger he served as the Chief Executive Officer and director of Javalution and since September 2007 has served as the Managing Director of CLR Roasters. Prior to joining Javalution in 2007, Mr. Briskie had an 18-year career with Drew Pearson Marketing (“DPM”), a consumer product company marketing headwear and fashion accessories. He began his career at DPM in 1989 as Executive Vice President of Finance and held numerous positions in the company, including vice president of marketing, chief financial officer, chief operating officer and president. Mr. Briskie graduated magna cum laude from Fordham University with a major in marketing and finance.

Mr. Briskie brings to our Board of Directors extensive experience in financial matters, global business experience, as well as familiarity and knowledge regarding public companies.

Michelle G. Wallach, Chief Operating Officer and Director

Ms. Michelle Wallach was appointed to the position of Chief Operating Officer on July 11, 2011 pursuant to the terms of the merger agreement between Youngevity® and Javalution. She previously served as Corporate Secretary and Manager of AL Global Corporation. She has a background in network marketing, including more than 10 years in distributor management. Her career in network marketing began in 1991 in Portland, Oregon, where she developed a nutritional health product distributorship. In 1996, Ms. Wallach and the Wallach family together launched our Youngevity® division and served as its co-founder and Chief Operations Officer from inception until the merger with Javalution. Ms. Wallach has an active role in promotion, convention and event planning, domestic and international training, and product development.

Ms. Wallach brings to our Board of Directors vast experience with network marketing as well as extensive knowledge about our business operations, our products and the industries in which we operate.

Richard Renton, Director

Mr. Richard Renton was appointed to our Board of Directors on January 9, 2012, and currently serves on the Youngevity Science and Athletic Advisory Boards. For the past 22 years, Mr. Renton owned his own business providing nutritional products to companies like ours. We purchase certain products from Mr. Renton’s company WVNP, Inc. Mr. Renton attended University of Oregon and Portland State University, earning degrees in Sports Medicine, Health, Physical Education, and Chemistry. He has served as an Associate Professor at PSU in Health and First Aid, and was the Assistant Athletic Trainer for PSU, the Portland Timbers Soccer Team, and the Portland Storm Football team.

Mr. Renton is qualified to serve on our Board of Directors based on the fact that he is a board-certified Athletic Trainer with the National Athletic Trainers Association and due to his vast understanding of nutritional products and the direct selling industry.

William Thompson, Director

Mr. William Thompson was appointed to our Board of Directors on June 10, 2013 and currently serves as the Chief Financial Officer of Broadcast Company of the Americas, a radio station operator in San Diego, California. He served as Corporate Controller for the Company from 2011 to March 2013 and for Breach Security, a developer of web application firewalls, from 2007 to 2010. Prior to 2007, Mr. Thompson was Divisional Controller for Mediaspan Group and Chief Financial Officer of Triathlon Broadcasting Company.

Mr. Thompson is qualified to serve on our Board of Directors due to his achievements in financial matters, his accounting expertise and his overall business understanding.

Paul Sallwasser, Director

Mr. Paul Sallwasser was appointed to our Board of Directors on June 5, 2017. Mr. Sallwasser is a certified public accountant, joined the audit staff of Ernst & Young LLP in 1976 and remained with Ernst & Young LLP for 38 years. Mr. Sallwasser served a broad range of clients primarily in the healthcare and biotechnology industries of which a significant number were Securities and Exchange Commission (“SEC”) registrants. He became a partner of Ernst & Young in 1988 and from 2011 until he retired from Ernst & Young LLP Mr. Sallwasser served in the national office as a member of the Quality and Regulatory Matters Group working with regulators and the Public Company Accounting Oversight Board (PCAOB). Mr. Sallwasser currently serves as the chief executive officer of a private equity fund that is focused on investing in healthcare companies in the South Florida area.

Mr. Sallwasser is qualified to serve on our Board of Directors due to his status as an “audit committee financial expert,” as defined by the rules of the SEC, and his vast audit and accounting experience serves as the basis for his position on the Board and its Audit Committee.

Kevin Allodi, Director

Mr. Kevin Allodi was appointed to our Board of Directors on June 5, 2017. Mr. Allodi is currently the CEO and Co-Founder of Philo Broadcasting, a media holding company that includes award-winning digital content studio Philo Media and a commercial television production company, Backyard Productions. Philo is headquartered in Chicago with production offices in Los Angeles. Prior to joining Philo (described above) Mr. Allodi spent ten years with the Communications Industry Division of Computer Sciences Corporation (NYSE:CSC) where he was VP Global Billing & Customer Care practice. Currently, Mr. Allodi also serves as a Managing Partner of KBA Holdings, LLC, a private equity investment firm active in the digital media, hi-tech, alternative energy and bio-tech industries. Mr. Allodi serves as a partner, limited partner, director and/or advisory board member to several portfolio companies including G2T3V LLC, uBid, Ridge Partners LLC, and is on the Board of Directors of FNBC Bank & Trust.

Mr. Allodi is qualified to serve on our Board of Directors due to his executive leadership experience as well as his extensive business and investment experience

Family Relationships

Other than Stephan Wallach and Michelle Wallach, who are husband and wife, none of our officers or directors has a family relationship with any other officer or director.

Vote Required

Provided that a quorum is present, the nominees for director receiving a plurality of the votes cast at the 2019 Annual Meeting in person or by proxy will be elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
OF THESE NOMINEES AS DIRECTORS

Stockholder Communications with Directors

The Board has established a process to receive communications from stockholders. Stockholders may contact any member or all members of the Board, any Board committee, or any chair of any such committee by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at Youngevity International, Inc., 2400 Boswell Road, Chula Vista, California 91914.

All communications received as set forth in the preceding paragraph will be opened by the office of our Secretary and the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed. The Board of Directors has instructed the Corporate Secretary to forward stockholder correspondence only to the intended recipients, and has also instructed the Corporate Secretary to review all stockholder correspondence and, in the Corporate Secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the Board of Directors’ consideration. Any such items may be forwarded elsewhere in YGYI for review and possible response.

INFORMATION REGARDING THE COMMITTEES OF THE BOARD OF DIRECTORS

Committees of the Board of Directors

The Board of Directors has a standing Audit Committee and Compensation Committee The following table shows the directors who are currently members or Chairman of each of these committees.

Board Members	Audit Committee	Compensation Committee
Stephan Wallach	-	-
David Briskie	-	-
Michelle Wallach	-	-
Richard Renton	-	-
William Thompson	Chairman	-
Paul Sallwasser	Member	Chairman
Kevin Allodi	Member	Member

Director Independence

Our Board of Directors has determined that William Thompson, Paul Sallwasser and Kevin Allodi are each an independent director in accordance with the definition of independence applied by the Nasdaq Stock Market. As disclosed above, until February 2019, we qualified as a “controlled company” and were eligible for certain exemptions to the Nasdaq Capital Market listing requirements. Since ceasing to be a controlled company we have one year in which to comply with the requirement that a majority of our directors be "independent" under the Nasdaq Capital Market independence standards. A majority of our directors are not currently "independent" under the Nasdaq Capital Market independence standards.

Board Committees

Audit Committee. The Audit Committee of the Board of Directors currently consists of William Thompson (Chairman), Paul Sallwasser and Kevin Allodi. The functions of the Audit Committee include the retention of our independent registered public accounting firm, reviewing and approving the planned scope, proposed fee arrangements and results of the Company’s annual audit, reviewing the adequacy of the Company’s accounting and financial controls and reviewing the independence of the Company’s independent registered public accounting firm. The Board has determined that William Thompson, Paul Sallwasser and Kevin Allodi are each an “independent director” under the listing standards of The Nasdaq Stock Market. The Board of Directors has also determined that each of Mr. Thompson and Mr. Sallwasser is an “audit committee financial expert” within the applicable definition of the SEC. The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on our website at www.ygyi.com. Information contained on our website are not incorporated by reference into and do not form any part of this registration statement.  We have included the website address as a factual reference and do not intend it to be an active link to the website.

Compensation Committee. The Compensation Committee of the Board of Directors currently consists of Paul Sallwasser (Chairman) and Kevin Allodi. The functions of the Compensation Committee include setting the compensation offered to our executive officers and recommending to the full Board of Directors the compensation to be offered to our directors. Both of the members of the Compensation Committee are independent under the listing standards of The Nasdaq Stock Market. In addition, the members of the Compensation Committee qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on our website at www.ygyi.com. Information contained on our website are not incorporated by reference into and do not form any part of this registration statement. We have included the website address as a factual reference and do not intend it to be an active link to the website.

Board Leadership Structure

We currently have the same person, Stephan Wallach, serving as our Chairman of the Board and Chief Executive Officer and we do not have a formal policy on whether the same person should (or should not) serve as both the Chief Executive Officer and Chairman of the Board. Mr. Briskie currently serves as our President and Chief Financial Officer. Due to the size of our Company, we believe that this structure is appropriate. Mr. Wallach has served as the Chairman of the Board and Chief Executive Officer since AL Global Corporation, the private company that he owned, merged into our predecessor in 2011 and he served as the Chairman of the Board and Chief Executive Officer of AL Global Corporation, since inception. In serving as Chairman of the Board, Mr. Wallach serves as a significant resource for other members of management and the Board of Directors.

We believe that our company and its stockholders are best served by having Mr. Wallach, our Chief Executive Officer, serve as Chairman of the Board of Directors. Mr. Wallach’s combined role as Chairman and Chief Executive Officer promotes unified leadership and direction for the Board of Directors and executive management, and it allows for a single, clear focus for the chain of command to execute our strategic initiatives and business plans.

We do not have a separate lead director. We believe the combination of Mr. Wallach as our Chairman of the Board and Chief Executive Officer and Mr. Briskie as our President and Chief Financial Officer has been an effective structure for our Company. Our current structure is operating effectively to foster productive, timely and efficient communication among the independent directors and management. We do have active participation in our committees by our independent directors. Each committee performs an active role in overseeing our management and there are complete and open lines of communication with the management and independent directors.

Oversight of Risk Management

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of our risks. The Board of Directors regularly reviews information regarding our strategy, finances and operations, as well as the risks associated with each.

Overview

Corporate Governance Guidelines

We are committed to maintaining the highest standards of business conduct and corporate governance, which we believe are fundamental to the overall success of our business, serving our stockholders well and maintaining our integrity in the marketplace. Our Corporate Governance Guidelines and Code of Business Conduct and Ethics, together with our Certificate of Incorporation, Bylaws and the charters of our Board Committees, form the basis for our corporate governance framework. As discussed above, our Board of Directors has established two standing committees to assist it in fulfilling its responsibilities to us and our stockholders: the Audit Committee and the Compensation Committee. The Board of Directors performs the functions typically assigned to a Nominating and Corporate Governance Committee; however, director nominees are recommended by a majority of the independent members of the Board of Directors meeting alone or in executive session.

Our Corporate Governance Guidelines are designed to ensure effective corporate governance of our Company. Our Corporate Governance Guidelines cover topics including, but not limited to, director qualification criteria, director responsibilities, director compensation, director orientation and continuing education, communications from stockholders to the Board, succession planning and the annual evaluations of the Board and its Committees. Our Corporate Governance Guidelines are reviewed regularly by the Board and revised when appropriate.

Board Composition; Board Candidates

Our independent members of our Board regularly assess the appropriate size of our Board, and whether any vacancies on our Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the independent members of our Board will consider various potential candidates who may come to their attention through current Board members, professional search firms, stockholders or other persons. Each candidate brought to the attention of the independent members of our Board, regardless of who recommended such candidate, is considered on the basis of the criteria set forth in our corporate governance guidelines. As stated above, the independent members of our Board will consider candidates proposed for nomination by our significant stockholders. Director nominees are recommended for by a majority of the independent members of the Board of Directors meeting alone or in executive session. Stockholders may propose candidates by submitting the names and supporting information to: Board of Directors in care of the Corporate Secretary, Youngevity International, Inc., 2400 Boswell, Chula Vista, California 91914. Supporting information should include (a) the name and address of the candidate and the proposing stockholder, (b) a comprehensive biography of the candidate and an explanation of why the candidate is qualified to serve as a director taking into account the criteria identified in our corporate governance guidelines, (c) proof of ownership, the class and number of shares, and the length of time that the shares of our voting securities have been beneficially owned by each of the candidate and the proposing stockholder, and (d) a letter signed by the candidate stating his or her willingness to serve, if elected.

BOARD AND COMMITTEE MEETINGS

During our fiscal year ended December 31, 2018, our Board of Directors held five (5) meetings, our audit committee held four (4) meetings and our compensation committee held two (2) meetings. Each of our incumbent directors that were directors during our fiscal year ended December 31, 2018 attended no less than 75% of the meetings of the Board of Directors and Board committees on which such director served during 2018.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

Our directors are encouraged, but not required, to attend the Annual Meeting of Stockholders.

2018 DIRECTOR COMPENSATION

The following table sets forth information for the fiscal year ended December 31, 2018 regarding the compensation of our directors who at December 31, 2018 were not also named executive officers.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Other Compensation ($)	Total ($)
Richard Renton	—	74,239	—	74,239
William Thompson	—	74,239	—	74,239
Paul Sallwasser	—	74,239	—	74,239
Kevin Allodi	—	74,239	—	74,239

(1)
The amounts in the “Option Awards” column reflect the dollar amounts recognized as compensation expense for financial statement reporting purposes for stock options for the fiscal year ended December 31, 2018 in accordance with FASB ASC Topic 718. The fair value of the options was determined using the Black-Scholes model.

As of December 31, 2018, the following table sets forth the number of aggregate outstanding option awards held by each of our directors who were not also named executive officers:

Name	Aggregate Number of Option Awards
Richard Renton	76,655
William Thompson	79,155
Paul Sallwasser	66,655
Kevin Allodi	66,655

We grant to non-employee members of the Board of Directors upon appointment, stock options to purchase shares of our common stock at an exercise price equal to the fair market value of the common stock on the date of grant, and additional stock options each year thereafter for their service. We also reimburse the non-employee directors for travel and other out-of-pocket expenses incurred in attending board of director and committee meetings. During 2018, we granted each non-employee director a ten-year option to purchase 61,655 shares of our common stock at an exercise price of $4.29, which vest during 2019. On January 9, 2019, we granted to each non-executive member of the Board of Directors an option to purchase 50,000 shares of our common stock, having an exercise price of $5.56 per share, vesting upon issuance and expiring ten (10) years from the date of the grant, unless terminated earlier.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors. This Code of Business Conduct and Ethics constitutes a “code of ethics” as defined by the rules of the SEC. Copies of the code may be obtained free of charge from our website, www.ygyi.com. Any amendments to, or waivers from, a provision of our code of ethics that applies to any of our executive officers will be posted on our website in accordance with the rules of the SEC.

Delinquent Section 16(a) Reports

Section 16 of the Exchange Act and the related rules of the Securities and Exchange Commission require our directors and executive officers and beneficial owners of more than 10% of our common stock to file reports, within specified time periods, indicating their holdings of and transactions in our common stock and derivative securities. Based solely on a review of such reports provided to us and written representations from such persons regarding the necessity to file such reports, we are not aware of any failures to file reports or report transactions in a timely manner during our fiscal year ended December 31, 2018.

2012 Equity Compensation Plan Information

The 2012 Plan, is our only active equity incentive plan pursuant to which options to acquire common stock have been granted and are currently outstanding.

As of December 31, 2018, the number of stock options and restricted common stock outstanding under the 2012 Plan, the weighted average exercise price of outstanding options and restricted common stock and the number of securities remaining available for issuance were as follows:

Plan category	Number of securities to be issued upon exercise/vesting of outstanding options and restricted units under the 2012 Plan (1)	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under the 2012 Plan
Equity compensation plan approved by stockholders under 2012 Plan	2,881,879	$4.45	1,077,297
Equity compensation plan not approved by stockholders	-	-	-
Total	2,881,879	$4.45	1,077,297

_________________

(1)
Includes stock options to purchase 2,394,379 shares of common stock with a per share price of $4.45. Also includes 487,500 restricted common stock units with no exercise price.

On February 23, 2017, our Board of Directors received the approval of our stockholders, to amend the 2012 Plan to increase the number of shares of common stock available for grant and to expand the types of awards available for grant under the 2012 Plan. The amendment of the February 2017 amendment to the 2012 Plan increased the number of shares of our common stock that may be delivered pursuant to awards granted during the life of the 2012 Plan from 2,000,000 to 4,000,000 shares authorized (as adjusted for the 1-for-20 reverse stock split, which was effective on June 7, 2017). On February 15, 2019, our Board of Directors received approval of our stockholder to further amend our 2012 Plan to increase the number of shares of our common stock that may be delivered pursuant to awards granted during the life of the 2012 Plan from 4,000,000 to 9,000,000 shares authorized (the “2019 Amendment”). The 2012 Plan as amended allows for the grant of: (i) incentive stock options; (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock; and (v) other stock-based and cash-based awards to eligible individuals. The terms of the awards will be set forth in an award agreement, consistent with the terms of the 2012 Plan. No stock option is exercisable later than ten years after the date it is granted.

On January 9, 2019, our Board of Directors granted (i) David Briskie an option to purchase 541,471 shares of our common stock having an exercise price of $5.56 per share, vested upon issuance and expiring ten (10) years from the date of the grant, unless terminated earlier; and (ii) to each non-executive member of the Board of Directors an option to purchase 50,000 shares of our common stock, having an exercise price of $5.56 per share, vesting upon issuance and expiring ten (10) years from the date of the grant, unless terminated earlier.

On January 9, 2019, our Board of Directors also agreed effective as of the 21st day following the mailing of a definitive information statement to our stockholders regarding the 2019 Amendment (the “Approval Date”), to award an option to Stephan Wallach to purchase 500,000 shares of our common stock, an option to Michelle Wallach to purchase 500,000 shares of our common stock and an option to David Briskie to purchase 458,529 shares of our common stock, each having an exercise price equal to the fair market value of the common stock on the Approval Date, vesting upon grant date and expiring ten (10) years thereafter.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Mayer Hoffman McCann P.C., an independent registered public accounting firm, to audit our books and financial records for the year ending December 31, 2019. We are asking our stockholders to ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for fiscal 2019.

A representative of Mayer Hoffman McCann P.C. is expected to be present either in person or via teleconference at the 2019 Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Vote Required

The affirmative vote of a majority of the issued and outstanding shares entitled to vote and represented at the 2019 Annual Meeting in person or by proxy will be required to approve the ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for fiscal 2019. Abstentions will be counted and will have the same effect of a vote against this proposal. Ratification of the appointment of Mayer Hoffman McCann P.C. by our stockholders is not required by law, our bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2019 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF MAYER HOFFMAN MCCANN P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING ON DECEMBER 31, 2019.

AUDIT COMMITTEE REPORT(1)

The Audit Committee has reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2018 with our management and Mayer Hoffman McCann P.C., our independent registered public accounting firm. Further, the Audit Committee has discussed with Mayer Hoffman McCann P.C. the matters required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and other applicable regulations, relating to the firm’s judgment about the quality, not just the acceptability, of our accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from Mayer Hoffman McCann P.C. required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to Mayer Hoffman McCann P.C.’s independence from YGYI, and has discussed with Mayer Hoffman McCann P.C. regarding its independence from YGYI. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to YGYI is compatible with maintaining the firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from YGYI and its management. The members of the Audit Committee are not our employees and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not constitute assurance that the audit of our consolidated financial statements has been carried out in accordance with generally accepted accounting principles or that our auditors are in fact independent.

Based on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that our audited consolidated financial statements for the year ended December 31, 2018 and management’s assessment of the effectiveness of our internal control over financial reporting be included in our Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the SEC. The Audit Committee has recommended, and the Board of Directors has approved the selection of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the year ending December 31, 2019.

Submitted by the Audit Committee of Our Board of Directors.

Members of the Audit Committee:

William Thompson
Kevin Allodi Paul Sallwasser
———————
1
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of YGYI under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Independent Registered Public Accounting Firm’s Fee Summary

The following table provides information regarding the fees billed to us by Mayer Hoffman McCann P.C. for the years ended December 31, 2018 and 2017. Mayer Hoffman McCann P.C. leases substantially all of its personnel, who work under the control of Mayer Hoffman McCann P.C. shareholders, from wholly-owned subsidiaries of CBIZ, Inc., including CBIZ MHM, LLC, in an alternative practice structure. All fees described below were approved by the Board or the Audit Committee:

	December 31, 2018	December 31, 2017
Audit Fees and Expenses (1)	$746,000	$404,000
Audit Related Fees (2)	14,000	13,000
All Other Fees	-	-
	$760,000	$417,000

(1)
Audit fees and expenses were for professional services rendered for the audit and reviews of the consolidated financial statements of the Company, professional services rendered for issuance of consents and assistance with review of documents filed with the SEC.

(2)	The audit related fees were for professional services rendered for additional audit services.

Pre-Approval Policies and Procedures

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to the engagement of the independent registered public accounting firm for the next year’s audit, management will submit a list of services and related fees expected to be rendered during that year for audit services, audit-related services, tax services and other fees to the Audit Committee for approval.

PROPOSAL 3

EQUITY ISSUANCE PROPOSAL REQUIRED BY NASDAQ RULE 5635(d)

Approval of Equity Issuance

Our stockholders are not being asked to approve the Asset and Equity Purchase Agreement (the “AEPA”) dated February 12, 2019, by and among us, its wholly owned subsidiary Khrysos Industries, Inc. (“KII”), Khrysos Global, Inc. (“KGI”) Leigh Dundore (“LD”), and Dwayne Dundore (the “Representing Party”, KGI, LD and the Representing Party being referred to as the “Sellers”) or the acquisition of the assets and equity pursuant to the AEPA (the “Khrysos Acquisition”). The Khrysos Acquisition closed on February 15, 2019. Upon the closing of the Khrysos Acquisition, we issued 1,794,972 shares of common stock in consideration of the assets and equity being acquired (the “Purchase Price Shares”) and agreed, subject to obtaining required stockholder approvals, to issue two separate warrants (the “Contingent Warrants”) to purchase an aggregate of up to 3,000,000 shares of common stock upon attainment of certain revenue and net income milestones at an exercise price of $10.00 (the “Contingent Warrant Shares”).

While our stockholders were not required to approve the acquisition under Delaware law, because our common stock is listed on the Nasdaq Capital Market, pursuant to Nasdaq Listing Rule 5635(d), our stockholders are required to approve the Equity Issuances. Proposal 3 seeks stockholder approval for the issuances of the Contingent Warrants pursuant to the terms of the AEPA and the issuance of up to 3,000,000 shares of common stock pursuant to the terms of Contingent Warrants, if the revenue and net income targets are met. If Proposal 3 is approved at the 2019 Annual Meeting, the Contingent Warrants will be issued as soon as practicable after this meeting: however, no shares of common stock underlying the Contingent Warrants will be issued until such time, if ever, that the revenue and net income targets are met in accordance with the terms of the AEPA.

Nasdaq Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by a company of common stock equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the “Minimum Price,” which is defined as the lower of the closing price immediately prior to the time of execution of a binding agreement with respect to such issuance or the average closing price of the common stock for the five (5) trading days immediately preceding the signing of the binding agreement with respect to such issuance.

The Purchase Price Shares together with the maximum potential numbers of shares of common stock issued or issuable pursuant to the terms of certain private placement transactions that occurred within six months of the execution of the AEPA (the “Private Placement Shares”) represented 13% of our issued and outstanding common stock on the date of execution of the AEPA. If the maximum number of Contingent Warrant Shares were to be issued, together with the Purchase Price Shares and Private Placement Shares the total potential share issuance, would represent 24% of our issued and outstanding common stock as of February 12, 2019, the date that we executed the AEPA.

We are subject to Nasdaq Rule 5635(d) since our common stock is listed and trades on the Nasdaq Capital Market. Accordingly, Nasdaq Rule 5635(d) requires us to obtain stockholder approval of the issuance of the Contingent Warrants and the Contingent Warrant Shares.

 Description of Proposal

We have sought stockholder approval as required by Nasdaq Rule 5635(d) (as described below) to enable us to issue the Contingent Warrants and up to an aggregate of 3,000,000 Contingent Warrant Shares pursuant to the terms of AEPA.

OVERVIEW OF THE KHRYSOS ACQUISITION

On February 15, 2019, pursuant the AEPA, KII, our wholly owned subsidiary, acquired substantially all the assets (the “Assets”) of KGI and all the outstanding equity of INXL Laboratories, Inc., a Florida corporation (“INXL”) and of INX Holdings, Inc., a Florida corporation (“INXH”). KGI, INXL and INHL are engaged in the CBD hemp extraction technology equipment business (the “Business”) and develop and sell equipment and related services to clients which enable them to extract CBD oils from hemp stock. Through the acquisition, we are now engaged in the field-to-finish hemp-CBD oil, isolate, and distillate market. KII is a manufacturer of hemp-based CBD extraction equipment that enables clients to extract CBD oils from hemp stock. In addition, through INXL, a wholly owned subsidiary of KII we own a laboratory testing facility that provides us with capabilities in regard to formulation, quality control, and testing standards with its CBD products.

The consideration payable for the Assets and the equity of INXL was an aggregate of Sixteen Million Dollars ($16,000,000), to be paid as set forth below and allocated between the Sellers in such manner as they determine in their discretion.

At the closing, the Sellers received an aggregate of 1,794,972 shares of common stock, having a deemed value of Fourteen Million Dollars ($14,000,000) and Five Hundred Thousand Dollars ($500,000) in cash. Thereafter, the Sellers are to receive an aggregate of: Five Hundred Thousand Dollars ($500,000) in cash thirty (30) days following the date of closing; Two Hundred Fifty Thousand Dollars ($250,000) in cash ninety (90) days following the date of closing; Two Hundred Fifty Thousand Dollars ($250,000) in cash one hundred and eighty (180) days following the date of closing; Two Hundred Fifty Thousand Dollars ($250,000) in cash two hundred and seventy (270) days following the date of closing; and Two Hundred Fifty Thousand Dollars ($250,000) in cash one (1) year following the date of closing.

In addition, we agreed to issue to the Representing Party the following Contingent Warrants, subject to the approval of the holders (excluding the Purchase Price Shares held by the Sellers) of at least a majority of the issued and outstanding shares of our common stock and the approval of The Nasdaq Stock Market:

(i) a six-year warrant to purchase an aggregate 500,000 shares of common stock at an exercise price of $10 per share exercisable upon the generation by the Business of $25,000,000 in cumulative revenue during any of the years ended December 31, 2019, 2020, 2021, 2022, 2023 or 2024;

(ii) a six-year warrant to purchase 500,000 shares of common stock at an exercise price of $10 per share exercisable upon the generation by the Business of $75,000,000 in cumulative revenue during any of the years ended December 31, 2019, 2020, 2021, 2022, 2023 or 2024; and

(iii) a six-year warrant to purchase 500,000 shares of common stock at an exercise price of $10 per share exercisable upon the generation by the Business of $150,000,000 in cumulative revenue during any of the years ended December 31, 2019, 2020, 2021, 2022, 2023 or 2024;

(iv) a six-year warrant to purchase an aggregate 500,000 shares of common stock at an exercise price of $10 per share exercisable upon the generation by the Business of $10,000,000 in cumulative net income before taxes during any of the years ended December 31, 2019, 2020, 2021, 2022, 2023 or 2024;

(v) a six-year warrant to purchase 500,000 shares of common stock at an exercise price of $10 per share exercisable upon the generation by the Business of $30,000,000 in cumulative net income before taxes during any of the years ended December 31, 2019, 2020, 2021, 2022, 2023 or 2024; and

(vi) a six-year warrant to purchase 500,000 shares of common stock at an exercise price of $10 per share exercisable upon the generation by the Business of $60,000,000 in cumulative net income before taxes during any of the years ended December 31, 2019, 2020, 2021, 2022, 2023 or 2024.

We also entered into a six-year consulting agreement with the Representing Party for the Representing Party to provide consulting services to KII related to the acquired assets in consideration of the issuance of the Contingent Warrants. The Contingent Warrants are subject to termination if KII terminates its consulting agreement with the Representing Party for breach or the Representing Party terminates the consulting agreement prior to attaining the milestones set forth above.

The AEPA contained customary representations, warranties and covenants of us, KII, the Sellers. Subject to certain customary limitations, the Sellers have agreed to indemnify us and KII against certain losses related to, among other things, breaches of the Sellers’ representations and warranties, certain specified liabilities and the failure to perform covenants or obligations under the AEPA.

Regulatory Landscape

The regulatory landscape regarding the sale of hemp-derived products is rapidly changing. The 2018 Farm Bill modified the definition of “marijuana” in the Controlled Substances Act so that the definition of “marijuana” no longer includes hemp. The 2018 Farm Bill defines hemp as the “plant Cannabis sativa L” and any part of that plant, including the seeds thereof and all derivatives, extracts, cannabinoids, isomers, acids, salts, and salts of isomers, whether growing or not, with a delta-9 tetrahydrocannabinol concentration of not more than 0.3% on a dry weight basis. All of our hemp-derived products contain less than 0.3% delta-9 tetrahydrocannabinol concentration content. As such, we believe that the manufacture, packaging, labeling, advertising, distribution and sale of our hemp-derived products are permissible under the laws of the United States and such activities do not violate the Controlled Substances Act. Further, we believe that the sale of our hemp-derived products is in compliance with all applicable state regulations since our hemp-derived products are only sold in states in the United States that have not prohibited the sale of hemp products. We believe that we are in compliance with the U.S. Food and Drug Administration marketing and labeling requirements imposed on dietary supplements. New legislation or regulations may be introduced at either the federal and/or state level which, if passed, could impose substantial new regulatory requirements on the manufacture, packaging, labeling, advertising and distribution and sale of hemp-derived products, such as our Hemp FX™ CBD oil products. New legislation or regulations may also require the reformulation, elimination or relabeling of certain products to meet new standards and revisions to certain sales and marketing materials, and it is possible that the costs of complying with these new regulatory requirements could be material. The rapidly changing regulatory landscape regarding hemp-derived products presents a substantial risk to the success and ongoing viability of the hemp industry in general and our ability to offer and market hemp-derived products. Any violation of United States federal laws and regulations and/or state laws and regulations could result in significant fines, penalties, administrative sanctions, convictions or settlements arising from civil proceedings. Any such actions could have a material adverse effect on our business.

Consequences of Not Approving this Proposal

If we do not obtain stockholder approval, we will not issue the Contingent Warrants and will seek stockholders approval at a later date. Stephan Wallach and David Briskie, the owners of shares of our common stock representing approximately 50.3% of our outstanding common stock were among the directors that voted in favor of the AEPA, including the Equity Issuances.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the matter, but not including any of the Purchase Price Shares, is necessary under Nasdaq Marketplace Rule 5635 to approve the Nasdaq Issuance Proposals. The Sellers are not permitted to vote the Purchase Price Shares on this Proposal under the Nasdaq Listing Rules.

Interests of Certain Persons In The Transactions

None of the executive officers or directors of our Company have any interest in the Equity Issuances.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 20% ISSUANCE PROPOSAL.

Copies of the Contingent Warrants and AEPA were included as exhibits 4.2, 4.3 and 10.3, respectively, to the Current Report on Form 8-K we filed with the SEC on February 15, 2019.

PROPOSAL 4

ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

As of December 31, 2018, we are no longer an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As a result, in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) we are required to provide our stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. The advisory stockholder vote to approve the compensation of our named executive officers is often referred to as the “say-on-pay vote.” This say-on-pay vote will not be binding on us, the Board of Directors, or the Compensation Committee.

Our Compensation Committee continually reviews the compensation programs for our executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

The Board of Directors is asking our stockholders to indicate their support for our named executive officers’ compensation as disclosed in this proxy statement. This proposal gives our stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

Accordingly, the Board of Directors will ask our stockholders to vote “FOR” the following resolution at the 2019 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement for the 2019 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Summary Compensation Table for fiscal year 2018, and the other related tables and disclosures).”

The say-on-pay vote is advisory, and therefore is not binding on us, the Compensation Committee or our Board of Directors. Our Board of Directors and Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote that are present or represented at the meeting and voted is required to approve, on an advisory basis, the compensation of the Company’s named executive officers. In accordance with Delaware law, abstentions will be counted for purposes of determining the presence or absence of a quorum as are, broker non-votes. Abstentions will have the same effect of a vote against this proposal and broker non-votes will not affect the outcome of the say-on-pay vote.

OUR BOARD OF DIRECTORS AND COMPENSATION COMMITTEE UNANIMOUSLY RECOMMEND A VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 5

ADVISORY VOTE REGARDING THE FREQUENCY OF FUTURE ADVISORY VOTES ON
EXECUTIVE COMPENSATION

As previously stated, as of December 31, 2018, we are no longer an “emerging growth company” as defined in the JOBS Act. As a result, in accordance with the Dodd-Frank Act, we are seeking the input of our stockholders on the question of how frequently YGYI should seek the stockholder vote to approve (on an advisory basis) the compensation of our named executive officers. The advisory stockholder vote to approve the compensation of our named executive officers is often referred to as the “say-on-pay vote”; Proposal No. 4 is such a “say-on-pay” proposal. This Proposal No. 5 is often referred to as a “say-on-frequency” vote.

The Dodd-Frank Act specifies that stockholders be given the opportunity to vote on the Company’s executive compensation programs either annually, every two years, or every three years. Although this vote is advisory and nonbinding, the Board of Directors will review voting results and give consideration to the outcome of such voting. However, because this vote is advisory and not binding on the Board of Directors or us, the Board of Directors may decide that it is in the best interests of our stockholders and us to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

The Board of Directors recognizes the value of receiving input from the Company’s stockholders on important issues such as the Company’s compensation programs. However, it believes that a well-structured compensation program should include plans that drive creation of stockholder value over the long-term rather than focus on short term results. The three-year voting cycle allows stockholders to review compensation over a longer period of time, providing sufficient time to evaluate the impact of changes made in one year where outcomes may not be immediately known. In addition, a three-year voting cycle is more closely aligned with a longer-term view of compensation and consistent with the vesting period we typically use for equity awards. The Board of Directors therefore recommends that our stockholders select “3 YEARS” when voting on the frequency of the advisory vote on executive compensation.

Required Vote

The option of one year, two years, or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. In accordance with Delaware law, abstentions will be counted for purposes of determining the presence or absence of a quorum as will, broker non-votes. Abstentions and broker non-votes will not affect the outcome of this proposal.

OUR BOARD OF DIRECTORS AND COMPENSATION COMMITTEE UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR APPROVAL OF A 3 YEAR FREQUENCY FOR HOLDING AN ADVISORY VOTE ON.

OTHER MATTERS

The Board knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

EXECUTIVE COMPENSATION

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

Overview of Our Compensation Program

A. Philosophy and Objectives

Our primary objective with respect to executive compensation is to design compensation programs that will align executives’ compensation with our overall business strategies for the creation of stockholder value and attract, motivate and retain highly qualified executives, drive high performance by connecting compensation to our financial operating, and strategic goals and results and appropriately reward high performance. To accomplish this objective, executive compensation is reviewed annually to ensure that compensation levels are competitive and reasonable given our level of performance and other comparable companies with which we compete for talent. Our executive compensation program is designed to appropriately reward both individual and collective performance that meets and exceeds our annual, long-term and strategic goals. To accomplish this objective, a substantial percentage of total compensation is variable, “at risk”, both through cash bonus compensation and equity compensation.

YGYI seeks to achieve these objectives through four key compensation elements:

●	a base salary;
●	cash bonuses;
●	equity awards; and
●	benefits

The Compensation Committee uses a simple and straightforward approach in compensating our named executive officers in which base salary, annual incentives and stock options are the principal components. In addition, executives generally participate in the same benefit programs as other full-time employees.

In order to enhance the Compensation Committee’s ability to carry out its responsibilities effectively, as well as maintain strong links between executive pay and performance, the Compensation Committee reviews compensation information for each named executive officer which includes the following information:

●	the annual compensation and benefit values that are being offered to each executive;
●	the value of all outstanding equity awards; and
●
the Compensation Committee also meets with our senior management in connection with compensation matters, and may retain and meet in executive session with, compensation and other advisors from time to time.

B. Compensation Administration

Roles and Responsibilities of Compensation Committee

The primary purpose of the Compensation Committee is to conduct reviews of our general executive compensation policies and strategies and oversee and evaluate our overall compensation structure and programs. The Compensation Committee seeks to confirm that total compensation paid to the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer is reasonable and competitive. All of these responsibilities of the Compensation Committee include, but are not limited to:

●
Establishing on an annual basis performance goals and objectives for purposes of determining the compensation of our Chief Executive Officer and other senior executive officers, evaluating the performance of such officers in light of those goals and objectives, and setting the compensation level for those officers based on this evaluation.

●	Recommending to the Board the compensation for Board members (including retainer, committee and committee chair’s fees, stock options and other similar items as appropriate).

●
Reviewing the competitive position of, and making recommendations to the Board with respect to, the cash-based and equity-based compensation plans and other programs of YGYI relating to compensation and benefits.

●	Reviewing the financial performance and the operations of our major benefit plans.

●
Overseeing the administration of our stock option and other executive compensation plans, including recommending to the Board of Directors the granting of options and awards under the plans, and the approval or disapproval of the participation of individual employees in those plans.

●	Reviewing and approving for our Chief Executive Officer and other senior executive officers material perquisites or other in-kind benefits.

Additional information regarding the Compensation Committee’s responsibilities is set forth in its charter, which is posted on our website at www.ygyi.com.

C. Competitive Considerations and Components of Compensation

In making compensation decisions with respect to each element of compensation, the Compensation Committee considers the competitive market for executives and compensation levels provided by comparable companies. The Compensation Committee regularly reviews the compensation practices at companies with which it competes for talent, such as businesses engaged in activities similar to those of YGYI, including other similarly sized companies in the direct selling business.

We provide our named executive officer's a base salary commensurate with their position, responsibilities and experience. In setting the base salary, the Compensation Committee considers the scope and accountability associated with each named executive officer’s position and such factors as performance and experience of each named executive officer. We design base pay to provide the essential reward for an employee’s work, and are required to be competitive in attracting talent. Once base pay levels are initially determined, increases in base pay may be provided to recognize an employee’s specific performance achievements. The base salaries are targeted to be competitive with other similar companies. In an effort to preserve cash, we did not provide cash bonuses in 2017; however we did provide cash bonuses of $59,439 to each of our Chief Executive Officer and President who also serves as our Chief Financial Officer in 2018. In 2017 and 2018 term equity incentive awards were an important component of the compensation of our President who also serves as our Chief Financial Officer and as such in 2017, we issued our President/Chief Financial Officer 250,000 restricted stock units vesting over a six year period and in 2018 we issued him options to purchase 250,000 shares of common stock vesting over a three year period. Inasmuch as our Chief Executive Officer and Chief Operating Officer hold a significant stock ownership position in YGYI, we did not issue to them any equity incentive awards in 2017 or 2018. On January 9, 2019, we issued our President who also serves as our Chief Financial Officer an option to purchase 541,471 shares of our common stock which vested upon issuance and expires ten (10) years from the date of the grant, unless terminated earlier. On February 5, 2019, we issued our Chief Executive Officer an option to purchase 500,000 shares of our common stock which vested upon issuance and expires ten (10) years from the date of the grant, unless terminated earlier, our President who also serves as our Chief Financial Officer an option to purchase 458,529 shares of our common stock which vested upon issuance and expires ten (10) years from the date of the grant, unless terminated earlier and our Chief Operating Officer an option to purchase 500,000 shares of our common stock which vested upon issuance and expires ten (10) years from the date of the grant, unless terminated earlier.

We believe the Chief Executive Officer and Chief Operating Officer’s ownership position in YGYI, together with the long-term equity incentive awards to our President/Chief Financial Officer, motivates their achievement of our financial and strategic objectives and aligns their interests with those of our stockholders.

Role of the Chief Executive Officer and Chief Financial Officer

Our Chief Executive Officer, Mr. Stephan Wallach, and our President/Chief Financial Officer, Mr. David Briskie each makes recommendations to the Compensation Committee regarding the compensation of our other named executive officer's. Neither participates in any discussions or processes concerning his own compensation.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth a summary of cash and non-cash compensation awarded, earned or paid for services rendered to us during the years ended December 31, 2018 and 2017 by our “named executive officers,” consisting of each individual serving as (i) principal Chief Executive Officer, (ii) our principal Chief Financial Officer, and (iii) Chief Operating Officer.

	Year	Salary ($)	Bonus ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Total ($)
Stephan Wallach (1)	2018	375,000	59,439	-	-	434,439
Chief Executive Officer	2017	357,212	-	-	-	357,212

David Briskie (1)(2)	2018	375,000	59,439	-	566,500	1,000,939
President and Chief Financial Officer	2017	357,212	-	670,875	-	1,028,087

Michelle Wallach (1)	2018	214,583	-	-	-	214,583
Chief Operating Officer	2017	192,660	-	-	-	192,660

(1)
Mr. Stephan Wallach, Mr. David Briskie, and Ms. Michelle Wallach have direct and or indirect (beneficially) distributor positions in our Corporation that pay income based on the performance of those distributor positions in addition to their base salaries, and the people and or companies supporting those positions based upon the contractual agreements that each and every distributor enter into upon engaging in the network marketing business. The contractual terms of these positions are the same as those of all the other individuals that become distributors in our Company. There are no special circumstances for these officers/directors. Mr. Stephan Wallach and Ms. Michelle Wallach received or beneficially received an aggregate of $330,429 and $362,292 in 2018 and 2017, respectively related to their distributor positions, which are not included above. Mr. Briskie beneficially received $17,209 and $19,196 in 2018 and 2017, respectively, related to his spouse’s distributor position, which is not included above.

(2)	Represents value of restricted stock unit (“RSU”) awards determined in accordance with FASB ASC Topic 718.
(3)
We use a Black-Scholes option-pricing model (Black-Scholes model) to estimate the fair value of the stock option grant in accordance with FASB ASC Topic 718. Expected volatility is calculated based on the historical volatility of the Company’s stock. The risk-free interest rate is based on the U.S. Treasury yield for a term equal to the expected life of the options at the time of grant. The amounts do not represent the actual amounts paid to or released by any of the named executive officers during the respective periods.

Outstanding Equity Awards at Fiscal Year-End

The table below reflects all outstanding equity awards made to each of the named executive officers that are outstanding as of December 31, 2018. We currently grant stock-based awards pursuant to our 2012 Stock Option Plan.

	Option Awards				Stock Awards
	No. Of Securities Underlying Unexercised Options (#) Exercisable	No. Of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	No. Of Shares or Units of Stock That Have Not Vested (#)	Market Value Of Shares or Units of Stock That Have Not Vested ($)
Stephan Wallach	125,000(1)	-	$4.40	05/31/2022

David Briskie	250,000(2)	-	$4.40	05/31/2022
	50,000(3)	-	$3.60	10/31/2023
	80,000(4)	20,000	$3.80	10/30/2024
	100,000(5)	150,000	$5.40	12/27/2026
	34,750(6)	215,250	$3.92	07/24/2028	250,000(7)	$1,430,000

Michelle Wallach	125,000(8)	-	$4.40	05/31/2022

(1)	125,000 stock options granted on May 31, 2012, vested and exercisable.
(2)	250,000 stock options granted on May 31, 2012, vested and exercisable.
(3)	50,000 stock options granted on October 31, 2013, vested and exercisable.
(4)
100,000 stock options granted on October 30, 2014, 80,000 stock options vested and are exercisable, with the remaining option shares vesting in equal annual amounts over the next year as of December 31, 2018.

(5)
250,000 stock options granted on December 27, 2016, 100,000 stock options vested and are exercisable, with the remaining option shares vesting in equal annual amounts over the next three years as of December 31, 2018.

(6)
250,000 stock options granted on July 24, 2018, 34,750 stock options vested and are exercisable, with the remaining option shares vesting in equal annual amounts over the next three years as of December 31, 2018.

(7)
250,000 restricted stock units were granted on August 9, 2017, each unit representing contingent right to receive one share of common stock, vesting as follows: (i) Year 3 - 25,000 shares; (ii) Year 4 – 37,500 shares; (iii) Year 5 - 125,000 shares; and (iv) Year 6 – 62,500 shares; if Mr. Briskie continues to serve as an executive officer or otherwise is not terminated for cause prior to such dates. The market value of the restricted stock units was multiplied by the closing market price of our common stock at the end of the 2018 fiscal year, which was $5.72 on December 31, 2018 (the last business day of the 2018 fiscal year.)

(8)	125,000 stock options granted on May 31, 2012, vested and exercisable.

On January 9, 2019, our Board of Directors approved an amendment (the “Amendment”) to the 2012 Stock Option Plan to increase the number of shares available for issuance thereunder from 4,000,000 shares of common stock to 9,000,000 shares of common stock. The Amendment was also approved on January 9, 2019 by the stockholders holding a majority of the Company's outstanding voting securities but will not be effective until the 20th day following the mailing of a definitive information statement to Issuer’s stockholders regarding the Amendment.

On January 9, 2019, we issued an option to David Briskie to purchase 541,471 shares of our common stock at an exercise price of $5.56 per share which vested upon grant date and expiring ten (10) thereafter. The option award to David Briskie are not included in the table above.

On February 5, 2019, we issued an option to Stephan Wallach to purchase 500,000 shares of our common stock, an option to Michelle Wallach to purchase 500,000 shares of the Company’s common stock and an option to David Briskie to purchase 458,529 shares of our common stock, each having an exercise price of $7.47 per share, vesting upon grant date and expiring ten (10) years thereafter. The options awards to Stephan Wallach, Michelle Wallach and David Briskie are not included in the table above.

Employment Agreements

Our executive officers work as at-will employees. We do not have any written employment agreements with any of our executive officers.

Code Section 162(m) Provisions

Section 162(m) of the U.S. Internal Revenue Code, or the Code, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Chief Executive Officer or any of the four most highly compensated officers. Performance-based compensation arrangements may qualify for an exemption from the deduction limit if they satisfy various requirements under Section 162(m). Although we consider the impact of this rule when developing and implementing our executive compensation programs, we believe it is important to preserve flexibility in designing compensation programs. Accordingly, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m) of the Code. While our stock options are intended to qualify as “performance-based compensation” (as defined by the Code), amounts paid under our other compensation programs may not qualify as such.

OTHER INFORMATION REGARDING THE COMPANY

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding beneficial ownership of our common stock as of May 3, 2019 by:

(1)	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;
(2)	each of our named executive officers as of May 3, 2019;
(3)	each of our directors; and
(4)	all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. To our knowledge, no person or entity, except as set forth below, is the beneficial owner of more than 5% of the voting power of our common stock as of the close of business on May 3, 2019.

Under SEC rules, the calculation of the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person includes both outstanding shares of our common stock then owned as well as any shares of our common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of May 3, 2019. Shares subject to those options or warrants for a particular person are not included as outstanding, however, for the purpose of computing the percentage ownership of any other person. We have based percentage ownership of our common stock on 28,818,471 shares of our common stock outstanding as of May 3, 2019.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage Ownership
Executive Officers & Directors (1)
Stephan Wallach, Chairman and Chief Executive Officer	14,627,811	(2)	49.7%
David Briskie, President, Chief Financial Officer and Director	2,069,957	(3)	6.8%
Michelle Wallach, Chief Operating Officer and Director	14,625,000	(2)	49.7%
Richard Renton, Director	75,166	(4)	*
William Thompson, Director	64,000	(5)	*
Paul Sallwasser, Director	154,042	(6)	*
Kevin Allodi, Director	81,490	(7)	*
All Executive Officers & Directors, as a group (7 persons)	17,697,466		55.6%

Stockholders owning 5% or more
Carl Grover	2,938,133	(8)	9.99%
*less than 1%

(1)
Unless otherwise set forth below, the mailing address of Executive Officers, Directors and 5% or greater holders is c/o Youngevity International, Inc., 2400 Boswell Road, Chula Vista, California 91914.

(2)
Stephan Wallach, our Chief Executive Officer, owns 14,000,000 shares of common stock through joint ownership with his wife, Michelle Wallach, with whom he shares voting and dispositive control. Mr. Wallach also owns 2,811 shares and options to purchase 625,000 shares of common stock that are exercisable within sixty (60) days of May 3, 2019 and are included in the number of shares beneficially owned by him and Michelle Wallach also owns options to purchase 625,000 shares of common stock that are exercisable within sixty (60) days of May 3, 2019 and are included in the number of shares beneficially owned by her. Stephan Wallach and Michelle Wallach have pledged 1,500,000 shares of our common stock held by them to secure the Credit Note under a Security Agreement, dated December 13, 2018 with Mr. Grover.

(3)
David Briskie, our President and Chief Financial Officer, owns 170,429 shares of common stock, and beneficially owns 100,028 shares of common stock owned by Brisk Investments, LP, 250,000 shares of common stock owned by Brisk Management, LLC. Mr. Briskie also owns options to purchase 1,549,500 shares of common stocks that are exercisable within sixty (60) days of May 3, 2019 and are included in the number of shares beneficially owned by him. Does not include 250,000 restricted stock units issued to Mr. Briskie in August 2017, of which each unit represents a contingent right to receive one share of common stock, vesting as follows: (i) Year 3 - 25,000 shares; (ii) Year 4 – 37,500 shares; (iii) Year 5 - 125,000 shares; and (iv) Year 6 – 62,500 shares; provided that Mr. Briskie continues to serve as an executive officer or otherwise is not terminated for cause prior to such dates.

(4)
Richard Renton is a director of the Company, owns 13,616 shares of common stock. Mr. Renton also owns options to purchase an aggregate of 61,550 shares of common stock that are exercisable within sixty (60) days of May 3, 2019.

(5)	William Thompson is a director of the Company, owns options to purchase an aggregate of 64,000 shares of common stock that are exercisable within sixty (60) days of May 3, 2019.
(6)
Paul Sallwasser is a director of the Company and owns a 2014 Note in the principal amount of $75,000 convertible into 10,714 shares of common stock and a 2014 Warrant exercisable for 14,673 shares of common stock. Mr. Sallwasser also owns three 2017 Warrants exercisable for 6,262 shares of common stock. He also owns 67,393 shares of common stock, which includes 9,264 shares from the conversion of his 2017 Notes to common stock and options to purchase an aggregate of 55,000 shares of common stock that are exercisable within sixty (60) days of May 3, 2019.

(7)
Kevin Allodi is a director of the Company and owns 13,888 shares of common stock directly and 12,602 shares of common stock through joint ownership with his wife, Nancy Larkin Allodi. Mr. Allodi also owns options to purchase an aggregate of 55,000 shares of common stock that are exercisable within sixty (60) days of May 3, 2019.

(8)
Shares ownership is based on information contained in a Schedule 13D/A filed with the SEC on March 11, 2019. Carl Grover is the sole beneficial owner of 2,938,133 shares of common stock. Mr. Grover owns a 2014 Warrant exercisable for 782,608 shares of common stock, a 2015 Warrant exercisable for 200,000 shares of common stock, 2017 Warrants exercisable for 735,030 shares of common stock, and a 2018 Warrant exercisable for 631,579 shares of common stock, a 2018 Warrant exercisable for 250,000 shares of common stock and a second 2018 Warrant exercisable for 250,000 shares of common stock. He also owns 2,345,862 shares of common stock which includes 1,122,233 shares from the conversion of his 2017 Notes to common stock, 428,571 shares from the conversion of his 2015 Note to common stock, 747,664 shares issued from the conversion of his 2014 Notes to common stock and 47,394 shares of common stock held by him. Mr. Grover has a contractual agreement with us that limits his exercise of warrants and conversion of notes such that his beneficial ownership of our equity securities to no more than 9.99% of the voting power of the Company at any one time and therefore his beneficial ownership does not include the shares of common stock issuable upon conversion of notes or exercise of warrants owned by him if such conversion or exercise would cause his beneficial ownership to exceed 9.99% of our outstanding shares of common stock. Mr. Grover’s address is 1010 S. Ocean Blvd., Apt. 1017, Pompano Beach, Florida 33062.

NO DISSENTERS’ RIGHTS

The corporate action described in this proxy statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

The following is a summary of transactions since January 1, 2017 to which we have been a party in which the amount involved exceeded $120,000 and in which any of our executive officers, directors or beneficial holders of more than 5% of our capital stock have or will have a direct or indirect interest, other than compensation arrangements that are described in the sections of this Proxy Statement entitled “2018 Director Compensation” and “Executive Compensation.”

FDI Realty, LLC

FDI Realty, LLC (“FDI Realty”) was the owner and lessor of the building previously partially occupied by the Company for its sales and marketing office in Windham, NH until December 2015. A former officer of the Company is the single member of FDI Realty.

At December 31, 2017 we believed we held a variable interest in FDI Realty, for which we were not deemed to be the primary beneficiary, and we believed we were a co-guarantor of FDI Realty’s mortgages on the building. During the year-ended December 31, 2018, the Company determined that the Company no longer holds a variable interest in FDI Realty.

2400 Boswell, LLC

2400 Boswell, LLC (“2400 Boswell”) is the owner and lessor of the building occupied by us for our corporate office and warehouse in Chula Vista, CA. As of December 31, 2012, an immediate family member of a greater than 5% shareholder of us was the single member of 2400 Boswell and the Company was a co-guarantor of the 2400 Boswell mortgage on the leased building. During 2013 we acquired 2400 Boswell LLC for $248,000 in cash, $334,000 of debt forgiveness and accrued interest, and a promissory note of approximately $393,000, payable in equal payments over 5 years and bears interest at 5.00%. Additionally, we assumed a long-term mortgage of $3,625,000, payable over 25 years at an interest rate of 5.75%. As of December 31, 2018, the balance on the long-term mortgage was $3,217,000 and the balance on the promissory note was zero.

Richard Renton

Richard Renton is a member of the Board of Directors and owns and operates WVNP, Inc., a supplier of certain inventory items sold by the Company. The Company made purchases of approximately $151,000 and $182,000 from WVNP, Inc., for the year ended December 31, 2018 and 2017, respectively. In addition, Mr. Renton is a distributor of the Company was paid distributor commissions for the years ended December 31, 2018 and 2017 approximately $363,000 and $398,000 respectively.

Carl Grover

Carl Grover, is the beneficial owner of in excess of five percent (5%) of our outstanding common shares, is the sole beneficial owner of 2,938,133 shares of common stock. Mr. Grover owns a 2014 Warrant exercisable for 782,608 shares of common stock, a 2015 Warrant exercisable for 200,000 shares of common stock and two 2017 Warrant’s exercisable for 735,030 shares of common stock. He also owns 2,345,862 shares of common stock.

Mr. Grover acquired two 2017 Notes in the aggregate principal amount of $5,162,000 convertible into 1,122,233 shares of common stock. On March 29, 2018, we completed our Series B Convertible Stock Offering, whereby in accordance with the terms of the 2017 Notes, the 2017 Notes automatically converted upon the raising a minimum of $3,000,000 from the Series B Convertible Stock Offering.

On December 13, 2018, our wholly-owned subsidiary CLR Roasters (“CLR”), entered into a Credit Agreement with Mr. Grover (the “Credit Agreement”) pursuant to which CLR borrowed $5,000,000 from Mr. Grover and in exchange issued to him a $5,000,000 credit note (“Credit Note”) secured by its green coffee inventory under a Security Agreement, dated December 13, 2018. In connection with the Credit Agreement, we issued to Mr. Grover a four-year warrant to purchase 250,000 shares of our common stock, exercisable at $6.82 per share, and four-year warrant to purchase 250,000 shares of our common stock, exercisable at $7.82 per share, pursuant to a Warrant Purchase Agreement, dated December 13, 2018, with Mr. Grover.

On October 23, 2018, we entered into an Exchange Agreement (the “Exchange Agreement”) with Mr. Grover to exchange (the “Exchange”), all amounts owed under an 8% Secured Convertible Promissory Note (2014 Note) held by him in the principal amount of $4,000,000 which matures on July 30, 2019 for 747,664 shares of common stock, $.001 par value, at a conversion price of $5.35 per share and a four-year warrant to purchase 631,579 shares of common stock at an exercise price of $4.75 per share. The Exchange Agreement was subject to shareholder approval which was received on December 5, 2018.

On October 19, 2018, Mr. Grover exercised his right to convert all amounts owed under the 2015 Note issued to him in the 2015 Private Placement in the principal amount of $3,000,000 which matured on October 12, 2018, into 428,571 shares of common stock (at a conversion rate of $7.00 per share), in accordance with its stated terms.

Paul Sallwasser

Mr. Paul Sallwasser is a member of the board directors and owns a 2014 Note in the principal amount of $75,000 convertible into 10,714 shares of common stock and a 2014 Warrant exercisable for 14,673 shares of common stock, each of which were acquired prior to the date that he joined our Board of Directors. Mr. Sallwasser acquired in the 2017 Private Placement a 2017 Note in the principal amount of $38,000 convertible into 8,177 shares of common stock and a 2017 Warrant exercisable for 5,719 shares of common stock, each of which were acquired prior to the date that he joined our Board of Directors. Mr. Sallwasser also acquired in the 2017 Private Placement in exchange for the 2015 Note he owned, a 2017 Note in the principal amount of $5,000 convertible into 1,087 shares of common stock and a 2017 Warrant exercisable for 543 shares of common stock. He also owns 67,393 shares of common stock and options to purchase an aggregate of 116,655 shares of common stock, of which options to purchase an aggregate of 55,000 shares of common stock have vested and are immediately exercisable. On March 29, 2018, we completed our Series B Convertible Stock Offering, whereby in accordance with the terms of the 2017 Notes, the 2017 Notes would automatically converted upon the raising a minimum of $3,000,000 from the Series B Convertible Stock Offering.

Other Relationship Transactions

Hernandez, Hernandez, Export Y Company

CLR, is associated with Hernandez, Hernandez, Export Y Company (“H&H”), a Nicaragua company, through sourcing arrangements to procure Nicaraguan green coffee beans and in March 2014 as part of the Siles acquisition, CLR engaged the owners of H&H as employees to manage Siles. We made purchases of approximately $9,891,000 and $10,394,000 from this supplier for the years ended December 31, 2018 and 2017, respectively.

In addition, CLR sold approximately $3,938,000 and $6,349,000 for the years ended December 31, 2018 and 2017, respectively, of green coffee beans to H&H Export, a Florida based company which is affiliated with H&H.

In March 2017, we entered a settlement agreement and release with H&H Export pursuant to which it was agreed that $150,000 owed to H&H Export. for services that had been rendered would be settled by the issuance of common stock. In May 2017, we issued to H&H Export 27,500 shares of common stock in accordance with this agreement.

In May 2017, we entered a settlement agreement with Alain Piedra Hernandez, one of the owners of H&H and the operating manager of Siles, who was issued a non-qualified stock option for the purchase of 75,000 shares of our common stock at a price of $2.00 with an expiration date of three years, in lieu of an obligation due from us to H&H as relates to a Sourcing and Supply Agreement with H&H. During the period ended September 30, 2017 we replaced the non-qualified stock option and issued a warrant agreement with the same terms. There was no financial impact related to the cancellation of the option and the issuance of the warrant. As of December 31, 2018, the warrant remains outstanding.

On January 15, 2019, CLR entered into the CLR Siles Mill Construction Agreement (the “Mill Construction Agreement”) with H&H and H&H Export, Alain Piedra Hernandez (“Hernandez”) and Marisol Del Carmen Siles Orozco (“Orozco”), together with H&H, H&H Export, Hernandez and Orozco, collectively referred to as the Nicaraguan Partner, pursuant to which the Nicaraguan Partner agreed to transfer a 45 acre tract of land in Matagalpa, Nicaragua (the “Property”) to be owned 50% by the Nicaraguan Partner and 50% by CLR. In consideration for the land acquisition we issued to H&H Export, 153,846 shares of our common stock. In addition, the Nicaraguan Partner and CLR agreed to contribute $4,700,000 toward construction of a processing plant, office, and storage facilities (“Mill”) on the property for processing coffee in Nicaragua.

Compensation of Our Current Directors and Executive Officers

For information with respect to the compensation offered to our current directors and executive officers, please see the descriptions under the sections entitled “2018 Director Compensation” and “Executive and Compensation” of this Proxy Statement.

Related Party Transaction Policy and Procedures

Pursuant to our Related Party Transaction and Procedures, our executive officers, directors, and principal stockholders, including their immediate family members and affiliates, are prohibited from entering into a related party transaction with us without the prior consent of our Audit Committee or our independent directors. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members or affiliates, must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting the proposed agreement, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant, including, but not limited, to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence. Our Audit Committee approves only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee determines in the good faith exercise of its discretion.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of YGYI knows of no other matters to be presented for stockholder action at the 2019 Annual Meeting. However, other matters may properly come before the 2019 Annual Meeting or any adjournment or postponement thereof. If any other matter is properly brought before the 2019 Annual Meeting for action by the stockholders, proxies in the enclosed form returned to YGYI will be voted in accordance with the recommendation of the Board of Directors.

ANNUAL REPORT/FORM 10-K

Our 2018 Annual Report to our stockholders is being mailed to certain stockholders concurrently with this proxy statement. Copies of our Annual Report on Form 10-K as filed with the SEC and any amendments thereto may be obtained without charge by writing to Youngevity International, Inc., Attention: Corporate Secretary, 2400 Boswell Road, Chula Vista, California 91914, or by calling us at (619) 934-3980. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov , and by visiting our internet website at www.ygyi.com.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials, proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more YGYI stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this proxy statement. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive separate Proxy Materials, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Youngevity International, Inc., Attention: Corporate Secretary, 2400 Boswell Road, Chula Vista, California 91914 or by calling us at (619) 934-3980. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING

Stockholders who intend to present proposals at the 2020 Annual Meeting under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of our Company not later than []. Such proposals must meet the requirements of the SEC to be eligible for inclusion in our 2020 proxy materials.

All proposals should be addressed to the Corporate Secretary, Youngevity International, Inc., 2400 Boswell Road, Chula Vista, California 91914.
By Order of the Board of Directors

/s/ Stephan Wallach
Stephan Wallach Chairman of the Board and CEO

Chula Vista, California May , 2019

YOUNGEVITY INTERNATIONAL, INC. 2400 Boswell Road Chula Vista, California 91914
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on June 23, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Daylight Time on 06/23/2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

		For	Withhold	For All	To withhold authority to vote for any individual
		All	All	Except	nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR the following:					number(s) of the nominee(s) on the line below.

1.	Proposal 1—Election of Directors	☐	☐	☐

Nominees:

01 Stephan Wallach	02 David Briskie	03 Michelle Wallach	04 Richard Renton	05 William Thompson	06 Kevin Allodi	07 Paul Sallwasser

The Board of Directors recommends you vote FOR the following Proposal 2:			For	Against	Abstain

2.	To ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for our fiscal year ending on December 31, 2019.		☐	☐	☐

3.
To approve, for purposes of Nasdaq Listing Rule 5635(d), the possible issuance of up to an aggregate of 3,000,000 shares of common stock pursuant to certain warrants issuable as consideration for assets acquired pursuant to the terms of an Asset and Equity Purchase Agreement
			☐	☐	☐

4.	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement.		☐	☐	☐
		1 year	2 years	3 years	Abstain
5.	To recommend, on an advisory basis, a three year frequency for holding an advisory vote on executive compensation.	☐	☐	☐	☐

NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The proxy materials and proxy statement, and Form 10-K are available at www.voteproxy.com
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YOUNGEVITY INTERNATIONAL, INC. 2019 Annual Meeting of Stockholders June 24, 2019 9:00 a.m. (Pacific Daylight Time) This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints Stephan Wallach and David Briskie, or either of them, as proxies, each with full power of substitution, hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of YOUNGEVITY INTERNATIONAL, INC. that the undersigned is entitled to vote at the 2019 Annual Meeting of Stockholders to be held at 9:00 a.m. (Pacific Daylight Time), on June 24, 2019, at the offices of the Company, 2400 Boswell Road, Chula Vista, California 91914, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side